UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Ulta Beauty, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on June 9, 2026. At the Annual Meeting, the stockholders approved the Ulta Beauty, Inc. 2026 Incentive Award Plan (the “2026 Plan”), which replaces the previously existing Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (the “Prior Plan”). Pursuant to its terms, no awards may be granted under the Prior Plan after April 13, 2026; however, the terms and conditions of the Prior Plan will continue to govern any outstanding awards granted thereunder. The Company’s board of directors (the “Board”) approved the 2026 Plan on March 26, 2026, subject to stockholder approval at the Annual Meeting.

Subject to adjustments for changes in capitalization and the 2026 Plan’s share counting provisions, as of June 9, 2026, an aggregate of 5,001,201 shares of the Company’s common stock may be issued pursuant to awards granted under the 2026 Plan. The 5,001,201 shares is comprised of 3,500,000 newly authorized shares and 1,501,201 shares that remained available for grant under the Prior Plan as of April 13, 2026. Employees and consultants of the Company and its subsidiaries, as well as members of the Board, are eligible to participate in the 2026 Plan. The 2026 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units, and other stock or cash based awards.

A summary of the material terms of the 2026 Plan is set forth under the caption “Proposal Six – Approval of the Ulta Beauty, Inc. 2026 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2026 (the “2026 Proxy Statement”). That summary and the above description of the 2026 Plan do not purport to be complete and are qualified in their entirety by reference to the 2026 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to (i) provide for the exculpation of certain officers of the Company against personal liability, to the extent permitted by the Delaware General Corporation Law (the “Exculpation Amendment”), and (ii) add exclusive forum provisions that designate that courts located in Delaware will be the exclusive forum for certain legal actions and that the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Forum Selection Amendment”). The Exculpation Amendment and the Forum Selection Amendment are further described under the captions “Proposal Two – Approval of the Proposed Amendment to our Certificate of Incorporation to Incorporate Delaware Law Provisions Regarding Officer Exculpation” and “Proposal Three – Approval of the Proposed Amendment to our Certificate of Incorporation to Designate an Exclusive Forum for the Adjudication of Certain Legal Matters,” respectively, in the 2026 Proxy Statement and previously approved by the Board.

On June 9, 2026, the Company filed a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The foregoing descriptions of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 9, 2026, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

●	The election of Martin Brok, Kelly E. Garcia, Catherine A. Halligan, Stephenie Landry, Patricia A. Little, George R. Mrkonic, Lorna E. Nagler, Gisel Ruiz, Michael C. Smith, and Kecia L. Steelman as directors to hold office until the 2027 annual meeting of stockholders;
●	To approve the Exculpation Amendment;
●	To approve the Forum Selection Amendment;
●	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2026, ending January 30, 2027;
●	An advisory vote to approve the Company’s executive compensation; and
●	To approve the 2026 Plan.

As of the close of business on April 13, 2026, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 43,560,416 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 87.42% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Martin Brok, Kelly E. Garcia, Catherine A. Halligan, Stephenie Landry, Patricia A. Little, George R. Mrkonic, Lorna E. Nagler, Gisel Ruiz, Michael C. Smith, and Kecia L. Steelman as directors to hold office until the 2027 annual meeting of stockholders. The results of the vote were as follows:

	For		Against		Abstain		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
Martin Brok	34,753,758	98.50%	528,513	1.50%	33,650	N/A	2,765,202	N/A
Kelly E. Garcia	34,755,399	98.51%	527,459	1.49%	33,063	N/A	2,765,202	N/A
Catherine A. Halligan	34,377,238	97.43%	906,108	2.57%	32,575	N/A	2,765,202	N/A
Stephenie Landry	34,776,079	98.57%	505,443	1.43%	33,399	N/A	2,765,202	N/A
Patricia A. Little	34,674,997	98.28%	608,490	1.72%	32,434	N/A	2,765,202	N/A
George R. Mrkonic	34,720,104	98.41%	562,487	1.59%	33,330	N/A	2,765,202	N/A
Lorna E. Nagler	33,238,507	94.21%	2,044,509	5.79%	32,905	N/A	2,765,202	N/A
Gisel Ruiz	33,383,704	94.62%	1,899,954	5.38%	32,263	N/A	2,765,202	N/A
Michael C. Smith	34,759,812	98.52%	522,586	1.48%	33,523	N/A	2,765,202	N/A
Kecia L. Steelman	35,182,682	99.72%	100,180	0.28%	33,059	N/A	2,765,202	N/A

Vote to Approve an Amendment to the Company’s Certificate of Incorporation to Limit Officer Liability as Permitted by Delaware Law

The stockholders approved the Exculpation Amendment. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (3)	Votes	Percentage (3)	Votes	Percentage (3)	Votes	Percentage
30,394,172	69.77%	4,878,646	11.20%	43,103	0.10%	2,765,202	N/A

Vote to Approve an Amendment to the Company’s Certificate of Incorporation to Add Specified Forum Selection Provisions

The stockholders approved the Forum Selection Amendment. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (3)	Votes	Percentage (3)	Votes	Percentage (3)	Votes	Percentage
31,053,673	71.29%	4,212,304	9.67%	49,944	0.11%	2,765,202	N/A

Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2026

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2026, ending January 30, 2027. The results of the vote were as follows:

For		Against		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
33,540,095	88.08%	4,500,462	11.82%	40,566	0.11%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
27,487,649	77.83%	7,777,149	22.02%	51,123	0.14%	2,765,202	N/A

Vote to Approve the Ulta Beauty, Inc. 2026 Incentive Award Plan

The stockholders approved the 2026 Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
31,757,224	89.92%	3,514,995	9.95%	43,702	0.12%	2,765,202	N/A

_______________

(1) Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2) “N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

(3) Based on the total number of shares outstanding as of the record date of the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the Exhibit Index below are being furnished herewith.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Ulta Beauty, Inc., dated June 9, 2026.
10.1	Ulta Beauty, Inc. 2026 Incentive Award Plan
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: June 9, 2026	By:	/s/ Rene G. Cásares
Rene G. Cásares
Chief Legal Officer

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